UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

 MADISON SQUARE GARDEN SPORTS CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza	,	New York	,	New York	10121
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (212) 465-4111
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Madison Square Garden Sports Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, as filed with the SEC on August 14, 2020, to refurnish the press release attached as Exhibit 99.1. The revised press release updates the “Consolidated Statements of Operations” table to revise the classification of results from discontinued operations. The changes were as follows:

•
“Net loss attributable to redeemable noncontrolling interests from discontinued operations” and “Net loss attributable to nonredeemable noncontrolling interests from discontinued operations” have been disclosed separately and corresponding amounts were subtracted from “Net income (loss)”

Revenues, operating loss and adjusted operating loss were not impacted by the changes. No other changes have been made to the Form 8-K.

Item 2.02	Results of Operations and Financial Condition.
On August 14, 2020, Madison Square Garden Sports Corp. (the “Company”) announced its financial results for its fourth quarter and fiscal year ended June 30, 2020. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 14, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN SPORTS CORP.
(Registrant)

By:	/s/ Victoria M. Mink
Name:	Victoria M. Mink
Title:	Executive Vice President, Chief Financial Officer and Treasurer
Dated: August 17, 2020